SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 11, 2005 (February 7, 2005)

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	I-91	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

           101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

                                     (314) 863-1100
(Registrant's telephone number, including area code)

                                              None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

Effective February 7, 2005, Denise L. Ramos has been elected Senior Vice-President, Treasurer and appointed Chief Financial Officer of the Company. She has received an employment agreement that provides for full salary and benefits (including average incentive bonus) for an initial term of two years. A copy of this Agreement is attached as Exhibit 10(a) and incorporated herein. After the first full year, the agreement will convert to a rolling one-year term. Ms. Ramos' base salary for 2005 will be $325,000. She will also participate in the Company's Executive Incentive Plan. For performance in 2005, she will be guaranteed not less than 100% of her target bonus. The form of Executive Incentive Plan Letter is incorporated herein by reference as Exhibit 10(b).

Ms. Ramos will also receive a grant of 10,000 shares of restricted common stock of the Company and a grant of options to purchase 50,000 shares of the Company's common stock pursuant to the Company's 1999 Long-Term Incentive Plan as well as the right to receive a long-term performance cash bonus pursuant to the Company's Long-Term Performance Bonus Plan ("LTPBP"). The right to receive the long-term performance cash bonus is subject to stockholder approval of the LTPBP. The form of the Restricted Stock Grant Letter is attached as Exhibit 10(c) and incorporated herein. Forms of the Stock Option Grant Letter and the Long-Term Performance Cash Bonus Grant Letter are incorporated herein by reference as Exhibits 10(d) and 10(e).

Ms. Ramos will enter into a Deferred Executive Compensation Agreement with the Company and participate in the Company's Supplemental Executive Retirement Plan ("SERP") which provides benefits to senior executives whose normal retirement benefit under the underlying retirement plan is subject to limitations contained in the Internal Revenue Code. The Company's Deferred Executive Compensation Agreement and "SERP" are incorporated herein by reference as Exhibits 10(f) and 10(g).

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors;
                     Appointment of Principal Officers

(c)(3) See Item 1.01 which is incorporated herein.

Item 9.01.     Financial Statements and Exhibits

(c)

10(a)	Employment Agreement, dated as of February 7, 2005, between the Company and Denise L. Ramos

10(b)	Form of Executive Incentive Plan Grant Letter (Incorporated by reference to Exhibit 10(a) to Furniture Brands International Inc.'s Current Report on Form 8-K, dated February 2, 2005)

10(c)	Form of Restricted Stock Grant Letter

10(d)	Form of Stock Option Grant Letter (Incorporated by reference to Exhibit 10(b) to Furniture Brands International Inc.'s Current Report on Form 8-K, dated February 2, 2005)

10(e)	Form of Long-Term Performance Cash Bonus Grant Letter (Incorporated by reference to Exhibit 10(c) to Furniture Brands International Inc.'s Current Report on Form 8-K, dated February 2, 2005)

10(f)	Form of Deferred Executive Compensation Agreement (Incorporated by reference to Exhibit 10(a) to Furniture Brands International Inc.'s Current Report on Form 8-K, dated December 9, 2004)

10(g)

Furniture Brands Supplemental Executive Retirement Plan, dated as of January 1, 2002 (Incorporated by reference to Exhibit 10(v) to Furniture Brands International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Steven W. Alstadt
Steven W. Alstadt
Controller and Chief Accounting Officer

Dated:     February 11, 2005

EXHIBIT INDEX

Exhibit No.	Description

10(a)	Employment Agreement, dated as of February 7, 2005, between the Company and
Denise L. Ramos

10(c)	Form of Restricted Stock Grant Letter